                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT



                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


Date of Report (Date of earliest event reported)   January 23, 1998
                                                   _______________


                                SSBH Capital I
______________________________________________________________________________
            (Exact name of registrant as specified in its charter)


Delaware                    001-13827                              06-6452992
_______________             ___________                      ___________________
(State or other             (Commission                            (IRS Employer
jurisdiction of             File Number)                     Identification No.)
incorporation)

 c/o Salomon Smith Barney Holdings Inc.
 388 Greenwich Street,   New York, NY                                      10013
________________________________________________________________________________
(Address of principal executive offices)                              (Zip Code)

                                 (212) 816-6000
______________________________________________________________________________
             (Registrant's telephone number, including area code)

                       SALOMON SMITH BARNEY HOLDINGS INC.
                           CURRENT REPORT ON FORM 8-K




ITEM 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

                  Exhibits:

     Exhibit No.           Description

         1.01 Underwriting Agreement, dated January 23, 1998, among SSBH Capital I, Salomon Smith Barney Holdings Inc., and Smith Barney Inc., A.G. Edwards & Sons, Inc., Goldman, Sachs & Co., Merrill Lynch, Pierce, Fenner & Smith Incorporated, PaineWebber Incorporated and Prudential Securities Incorporated, as representatives of the several underwriters, relating to the offer and sale of the 7.200% Trust Preferred Securities (TRUPS (r)) of SSBH Capital I.

                                    SIGNATURE


                  Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



Dated:  January 27, 1998                     SALOMON SMITH BARNEY HOLDINGS INC.


                                             By:      /s/ Mark I. Kleinman
                                                --------------------------------
                                                      Mark I. Kleinman
                                                      Deputy Treasurer

                                EXHIBIT INDEX


     Exhibit No.           Description

         1.01 Underwriting Agreement, dated January 23, 1998, among SSBH Capital I, Salomon Smith Barney Holdings Inc., and Smith Barney Inc., A.G. Edwards & Sons, Inc., Goldman, Sachs & Co., Merrill Lynch, Pierce, Fenner & Smith Incorporated, PaineWebber Incorporated and Prudential Securities Incorporated, as representatives of the several undewriters, relating to the offer and sale of the 7.200% Trust Preferred Securities (TRUPS (r)) of SSBH Capital I.